FBL FINANCIAL GROUP, INC.
INVESTOR SUPPLEMENT
2019 Fourth Quarter

Corporate Headquarters	FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, Iowa 50266-5997
(515) 225-5400
Financial Inquiries	For more information contact:
Kathleen Till Stange
Vice President Corporate & Investor Relations
Kathleen.TillStange@FBLFinancial.com
(515) 226-6780
Internet Information	FBL Financial Group, Inc.
www.fblfinancial.com
Stock Symbol	NYSE: FFG
Transfer Agent	American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
http://www.astfinancial.com

NOTE 1: In addition to net income as determined using U.S. Generally Accepted Accounting Principles (GAAP), we have consistently used adjusted operating income (a measure of earnings not recognized under GAAP), a financial measure common in the life insurance industry, as a primary economic measure to evaluate our financial performance. Adjusted operating income for the periods presented consists of net income adjusted primarily to exclude realized gains and losses on investments and the change in fair value of derivatives and equity securities.

We use adjusted operating income, in addition to net income, to measure our performance since realized gains and losses on investments and the change in fair value of derivatives and equities can fluctuate greatly from quarter to quarter. These fluctuations make it difficult to analyze core operating trends. A view of our adjusted operating performance without the impact of these items enhances the analysis of our results. We use adjusted operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

We analyze our segment results based on pre-tax adjusted operating income, which excludes the impact of certain items that are included in pre-tax net income. Pre-tax adjusted operating income is a basis allowed for segment reporting under U.S. generally accounting principles (GAAP). See Note 13 to our consolidated financial statements in Form 10-K for the year ended December 31, 2018 for further information regarding how we define our segments and pre-tax adjusted operating income.
NOTE 2: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	December 31, 2019	December 31, 2018
Assets
Investments:
Fixed maturities - available for sale, at fair value (amortized cost: 2019 - $7,015,269; 2018 - $6,856,277)	$7,702,628	$7,033,045
Equity securities - at fair value (cost: 2019 - $95,269; 2018 - $93,564)	100,228	92,857
Mortgage loans	1,011,678	1,039,829
Real estate	955	1,543
Policy loans	201,589	197,366
Short-term investments	11,865	15,713
Other investments	62,680	33,765
Total investments	9,091,623	8,414,118

Cash and cash equivalents	17,277	19,035
Securities and indebtedness of related parties	74,791	60,962
Accrued investment income	72,332	74,524
Amounts receivable from affiliates	4,357	3,812
Reinsurance recoverable	107,498	102,386
Deferred acquisition costs	289,456	418,802
Value of insurance in force acquired	2,624	10,385
Current income taxes recoverable	6,427	4,807
Other assets	167,940	163,518
Assets held in separate accounts	645,881	561,281

Total assets	$10,480,206	$9,833,630

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	December 31, 2019	December 31, 2018
Liabilities and stockholders' equity
Liabilities:
Future policy benefits:
Interest sensitive products	$5,548,212	$5,403,125
Traditional life insurance and accident and health products	1,845,337	1,802,346
Other policy claims and benefits	46,883	51,298
Supplementary contracts without life contingencies	296,915	303,627
Advance premiums and other deposits	253,458	260,252
Amounts payable to affiliates	1,218	1,461
Long-term debt payable to non-affiliates	97,000	97,000
Deferred income taxes	152,373	75,449
Other liabilities	107,013	93,532
Liabilities related to separate accounts	645,881	561,281
Total liabilities	8,994,290	8,649,371

Stockholders' equity:
FBL Financial Group, Inc. stockholders' equity:
Preferred stock, without par value, at liquidation value - authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value - authorized 88,500,000 shares, issued and outstanding 24,652,802 in 2019 and 24,707,402 shares in 2018	152,661	152,652
Class B common stock, without par value - authorized 1,500,000 shares, issued and outstanding 11,413 shares in 2019 and 2018	72	72
Accumulated other comprehensive income	354,764	91,318
Retained earnings	975,260	937,097
Total FBL Financial Group, Inc. stockholders' equity	1,485,757	1,184,139
Noncontrolling interest	159	120
Total stockholders' equity	1,485,916	1,184,259
Total liabilities and stockholders' equity	$10,480,206	$9,833,630

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended December 31,		Year ended December 31,
	2019	2018	2019	2018
Revenues:
Interest sensitive product charges	$32,178	$30,624	$127,113	$122,789
Traditional life insurance premiums	50,502	49,600	197,863	198,312
Net investment income	108,986	83,865	424,998	394,618
Net realized capital gains (losses)	(2,707)	(5,661)	8,523	(7,276)

Total other-than-temporary impairment losses	—	(3,982)	(919)	(5,072)
Non-credit portion in other comprehensive income (loss)	—	74	—	74
Net other-than-temporary impairment losses recognized in earnings	—	(3,908)	(919)	(4,998)
Other income	4,602	4,116	17,103	16,181
Total revenues	193,561	158,636	774,681	719,626

Benefits and expenses:
Interest sensitive product benefits	73,507	59,626	276,473	253,753
Traditional life insurance benefits	43,142	41,860	174,654	175,209
Policyholder dividends	2,514	2,539	10,053	10,130
Underwriting, acquisition and insurance expenses	26,290	44,434	140,624	152,055
Interest expense	1,213	1,213	4,850	4,851
Other expenses	6,597	6,314	25,246	22,595
Total benefits and expenses	153,263	155,986	631,900	618,593
	40,298	2,650	142,781	101,033
Income tax benefit (expense)	(6,500)	2,812	(19,929)	(11,650)
Equity income, net of related income taxes	1,033	998	3,456	4,439
Net income	34,831	6,460	126,308	93,822
Net income attributable to noncontrolling interest	(92)	(45)	(99)	(29)
Net income attributable to FBL Financial Group, Inc.	$34,739	$6,415	$126,209	$93,793

Comprehensive income (loss) attributable to FBL Financial Group, Inc.	$(16,672)	$8,772	$389,655	$(94,392)

Earnings per common share	$1.40	$0.26	$5.09	$3.76
Earnings per common share - assuming dilution	$1.40	$0.26	$5.09	$3.75

Cash dividends per common share	$0.48	$0.46	$1.92	$1.84
Special cash dividend per common share	$—	$—	$1.50	$1.50

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited) - Quarterly
(Dollars in thousands, except per share data)

	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019
Revenues:
Interest sensitive product charges	$30,624	$31,266	$32,534	$31,135	$32,178
Traditional life insurance premiums	49,600	49,392	50,987	46,982	50,502
Net investment income	83,865	109,640	104,894	101,478	108,986
Net realized capital gains (losses)	(5,661)	10,157	377	696	(2,707)

Total other-than-temporary impairment losses	(3,982)	(869)	—	(50)	—
Non-credit portion in other comprehensive income (loss)	74	—	—	—	—
Net impairment losses recognized in earnings	(3,908)	(869)	—	(50)	—
Other income	4,116	3,970	4,114	4,417	4,602
Total revenues	158,636	203,556	192,906	184,658	193,561

Benefits and expenses:
Interest sensitive product benefits	59,626	70,596	65,223	67,147	73,507
Traditional life insurance benefits	41,860	46,675	41,960	42,877	43,142
Policyholder dividends	2,539	2,534	2,564	2,441	2,514
Underwriting, acquisition and insurance expenses	44,434	36,189	38,948	39,197	26,290
Interest expense	1,213	1,212	1,212	1,213	1,213
Other expenses	6,314	6,250	6,635	5,764	6,597
Total benefits and expenses	155,986	163,456	156,542	158,639	153,263
	2,650	40,100	36,364	26,019	40,298
Income tax benefit (expense)	2,812	(6,276)	(5,511)	(1,642)	(6,500)
Equity income, net of related income taxes	998	220	1,404	799	1,033
Net income	6,460	34,044	32,257	25,176	34,831
Net (income) loss attributable to noncontrolling interest	(45)	(1)	41	(47)	(92)
Net income attributable to FBL Financial Group, Inc.	$6,415	$34,043	$32,298	$25,129	$34,739

Comprehensive income (loss) attributable to FBL Financial Group, Inc.	$8,772	$131,891	$145,925	$128,511	$(16,672)

Earnings per common share	$0.26	$1.37	$1.30	$1.01	$1.40
Earnings per common share - assuming dilution	$0.26	$1.37	$1.30	$1.01	$1.40

Cash dividends per common share	$0.46	$0.48	$0.48	$0.48	$0.48
Special cash dividend per common share	$—	$1.50	$—	$—	$—

Weighted average common shares outstanding (in thousands):
Basic	24,888	24,765	24,757	24,759	24,761
Effect of dilutive securities	10	11	11	10	8
Diluted	24,898	24,776	24,768	24,769	24,769

FBL Financial Group, Inc.
Net Income to Adjusted Operating Income Reconciliation and Pre-tax Adjusted Operating Income by Segment
(Dollars in thousands, except per share data)

	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019

Net income attributable to FBL Financial Group, Inc.	$6,415	$34,043	$32,298	$25,129	$34,739
Net income adjustments:
Realized gains/losses on investments (1)	7,414	(7,230)	(289)	(440)	2,147
Change in net unrealized gains/losses on derivatives (1)	4,997	(911)	(272)	526	(2,047)
Adjusted operating income (2)	$18,826	$25,902	$31,737	$25,215	$34,839

Adjusted operating income per common share - assuming dilution (2)	$0.75	$1.04	$1.28	$1.02	$1.41

Adjusted operating return on equity, excluding AOCI - last twelve months	10.0%	10.0%	9.9%	9.3%	10.7%
Adjusted operating return on equity, including AOCI - last twelve months	8.8%	8.9%	8.7%	7.8%	8.6%

	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019
Impact of Adjustments on FBL Net Income
Realized gains (losses) on investments and change in net unrealized gains/losses on equity securities and derivatives	$(19,216)	$10,846	$444	$(198)	$70
Offsets: (3)
Change in amortization	945	(256)	(48)	(343)	61
Reserve change on interest sensitive products	2,561	(285)	315	432	(258)
Income tax	3,299	(2,164)	(150)	23	27
Net impact of net income adjustments	$(12,411)	$8,141	$561	$(86)	$(100)

	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019
Pre-tax adjusted operating income by segment:
Annuity segment	$12,087	$15,662	$14,637	$8,121	$14,414
Life Insurance segment	8,444	10,092	18,239	14,032	24,771
Corporate and Other segment	(953)	4,319	4,595	4,939	2,456
Total pre-tax adjusted operating income	19,578	30,073	37,471	27,092	41,641
Income taxes on adjusted operating income	(752)	(4,171)	(5,734)	(1,877)	(6,802)
Adjusted operating income (2)	$18,826	$25,902	$31,737	$25,215	$34,839

(1) Amounts are net of offsets related to changes in amortization of unearned revenue reserves, deferred sales inducements and deferred acquisition costs, as well as changes in interest sensitive product reserves and income taxes attributable to these items.

(2)	Adjusted operating income is a non-GAAP measure of earnings, see Note 1 on page 1 for additional information.
(3) The items excluded from adjusted operating income impact the amortization of deferred acquisition costs, value of business acquired and unearned revenue reserve. Certain interest sensitive reserves as well as income taxes are also impacted.

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. In addition, our Corporate and Other segment includes various support operations, corporate capital and other product lines that are not currently underwritten by the Company.

The Annuity segment primarily consists of fixed rate and indexed annuities and supplementary contracts (some of which involve life contingencies). Fixed rate and indexed annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. With indexed annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies, including indexed universal life. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Corporate and Other segment includes (i) wealth management services; (ii) advisory services for the management of investments and other companies; (iii) marketing and distribution services for the sale of insurance products not issued by us; (iv) leasing services with affiliates; (v) closed blocks of variable annuity, variable life and accident and health products; (vi) interest expense and (vii) investments and related investment income not specifically allocated to our product segments.

We analyze our segment results based on pre-tax adjusted operating income. Accordingly, income taxes are not allocated to the segments. In addition, adjusted operating results are reported net of transactions between the segments.

FBL Financial Group, Inc.
Statements of Pre-tax Adjusted Operating Income
Annuity Segment

	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019
Pre-tax Adjusted Operating Income		(Dollars in thousands)

Adjusted operating revenues:
Interest sensitive product charges	$1,474	$1,567	$1,772	$1,608	$1,734
Net investment income (1)	53,248	51,115	52,491	49,633	52,618
Total adjusted operating revenues	54,722	52,682	54,263	51,241	54,352

Adjusted operating benefits and expenses:
Interest sensitive product benefits	32,299	28,070	30,450	28,585	30,980
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	631	514	482	405	662
Amortization of deferred acquisition costs	2,789	2,679	2,917	8,015	2,763
Amortization of value of insurance in force acquired	165	163	163	164	164
Other underwriting expenses (1)	6,751	5,594	5,614	5,951	5,369
Total underwriting, acquisition and insurance expenses	10,336	8,950	9,176	14,535	8,958
Total adjusted operating benefits and expenses	42,635	37,020	39,626	43,120	39,938
Pre-tax adjusted operating income	$12,087	$15,662	$14,637	$8,121	$14,414

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$4,489,765	$4,497,715	$4,525,458	$4,521,789	$4,541,355
Deferred acquisition costs	93,819	94,164	93,898	88,266	88,295
Value of insurance in force acquired	2,852	2,689	2,525	2,361	2,198

Liabilities and equity:
Liabilities:
Interest sensitive product reserves	$4,036,152	$4,038,052	$4,060,032	$4,054,299	$4,105,054
Other insurance reserves	338,646	341,506	340,896	338,585	335,222
Allocated equity, excluding AOCI	266,863	249,635	250,853	250,934	253,096

Other data:
Number of direct contracts	52,911	52,519	52,461	52,914	51,536

Portfolio yield net of assumed defaults	4.48%	4.46%	4.42%	4.38%	4.35%
Credited rate	2.58	2.60	2.61	2.61	2.60
Spread on individual annuities at end of quarter (2)	1.90%	1.86%	1.81%	1.77%	1.75%

Interest sensitive reserve activity:
Individual annuity reserve:
Balance, beginning of period	$3,176,881	$3,194,307	$3,207,285	$3,214,755	$3,204,500
Deposits	67,075	63,784	56,643	53,972	63,532
Withdrawals, surrenders and death benefits	(59,661)	(63,379)	(62,808)	(79,157)	(63,065)
Net flows	7,414	405	(6,165)	(25,185)	467

Policyholder interest	20,824	18,543	21,128	18,352	21,207
Annuitizations and other	(10,812)	(5,970)	(7,493)	(3,422)	(4,789)
Balance, end of period	3,194,307	3,207,285	3,214,755	3,204,500	3,221,385
Other interest sensitive reserves	841,845	830,767	845,277	849,799	883,669
Total interest sensitive product reserves	$4,036,152	$4,038,052	$4,060,032	$4,054,299	$4,105,054

(1)
During the fourth quarter of 2018 we offered a voluntary early retirement program resulting in a decrease in net investment income from increased investment expenses ($0.6 million) and an increase in other underwriting expenses ($1.9 million).

(2)	Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Adjusted Operating Income
Life Insurance Segment

	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019
Pre-tax Adjusted Operating Income		(Dollars in thousands)

Adjusted operating revenues:
Interest sensitive product charges	$18,471	$18,988	$19,635	$19,163	$18,956
Traditional life insurance premiums	49,600	49,392	50,987	46,982	50,502
Net investment income (1)	38,335	38,991	40,454	38,581	40,204
Other income	(66)	(113)	(138)	(131)	(159)
Total adjusted operating revenues	106,340	107,258	110,938	104,595	109,503

Adjusted operating benefits and expenses:
Interest sensitive product benefits:
Interest and index credits (2)	10,103	8,051	9,018	8,326	9,803
Death benefits and other (2)	16,661	14,466	13,892	17,198	15,513
Total interest sensitive product benefits	26,764	22,517	22,910	25,524	25,316
Traditional life insurance benefits:
Death benefits	20,001	24,416	20,577	25,233	22,878
Surrender and other benefits	9,196	9,723	10,092	9,435	9,548
Increase in traditional life future policy benefits (2)	12,666	12,534	11,291	8,206	10,716
Total traditional life insurance benefits	41,863	46,673	41,960	42,874	43,142
Policyholder dividends	2,539	2,534	2,564	2,441	2,514
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	5,275	4,639	5,179	4,487	5,195
Amortization of deferred acquisition costs	4,182	4,799	4,344	(592)	(5,732)
Amortization of value of insurance in force acquired	373	372	372	372	372
Other underwriting expenses (1)	17,893	16,002	16,378	16,278	14,950
Total underwriting, acquisition and insurance expenses	27,723	25,812	26,273	20,545	14,785
Total adjusted operating benefits and expenses	98,889	97,536	93,707	91,384	85,757
	$7,451	$9,722	$17,231	$13,211	$23,746
Equity income, before tax	993	370	1,008	821	1,025
Pre-tax adjusted operating income	$8,444	$10,092	$18,239	$14,032	$24,771

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$3,060,235	$3,073,086	$3,110,890	$3,123,239	$3,155,216
Deferred acquisition costs	308,937	312,664	316,309	323,609	341,143
Value of insurance in force acquired	14,411	14,039	13,668	13,296	12,924

Liabilities and equity:
Liabilities: (3)
Interest sensitive reserves	$989,513	$1,001,865	$1,013,247	$1,024,103	$1,039,335
Other insurance reserves	2,001,449	2,013,886	2,019,588	2,033,080	2,043,029
Allocated equity, excluding AOCI	452,274	468,983	471,279	476,443	480,489

FBL Financial Group, Inc.
Statements of Pre-tax Adjusted Operating Income
Life Insurance Segment (Continued)

	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019
		(Dollars in thousands)
Other data:
Number of direct policies - traditional life	365,909	365,650	365,340	365,099	365,399
Number of direct policies - universal life	69,832	70,494	71,049	71,367	72,972
Direct face amounts - traditional life	$52,191,204	$52,352,065	$52,729,936	$53,005,016	$53,320,484
Direct face amounts - universal life	$7,777,370	$7,888,196	$7,978,929	$8,020,444	$8,245,749

Portfolio yield net of assumed defaults	5.02%	5.00%	4.97%	4.91%	4.85%
Credited rate	3.78	3.77	3.79	3.80	3.81
Spread on universal life at end of quarter (4)	1.24%	1.23%	1.18%	1.11%	1.04%

Interest sensitive reserve activity: (3)
Balance, beginning of period	$979,858	$989,513	$1,001,865	$1,013,247	$1,024,103
Deposits	29,660	29,632	31,271	28,110	30,962
Withdrawals and surrenders	(7,778)	(5,703)	(9,081)	(8,455)	(6,915)
Net flows	21,882	23,929	22,190	19,655	24,047

Policyholder interest	7,297	7,423	8,349	7,774	9,165
Policy charges	(19,736)	(20,017)	(20,287)	(20,129)	(20,603)
Benefits and other	212	1,017	1,130	3,556	2,623
Balance, end of period	$989,513	$1,001,865	$1,013,247	$1,024,103	$1,039,335

(1)
During the fourth quarter of 2018 we offered a voluntary early retirement program resulting in a decrease in net investment income from increased investment expenses ($0.4 million) and an increase in other underwriting expenses ($3.6 million).

(2)
During the fourth quarter of 2018 we incurred additional charges due to updating the estimate of the impact of an immaterial error related to policy benefits on a closed block of interest sensitive whole life business. The correction, along with accrued interest, resulted in increases to interest credited ($2.0 million), interest sensitive death benefits ($3.3 million) and traditional life future policy benefits ($0.2 million).

(3)	Reserves on riders in interest sensitive life insurance products are included in Other insurance reserves.

(4)
Point-in-time spread at the balance sheet date used by management for decision making with universal life (excluding products with a secondary guarantee) differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Adjusted Operating Income
Corporate and Other

	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019
Pre-tax Adjusted Operating Income (Loss)		(Dollars in thousands)

Adjusted operating revenues:
Interest sensitive product charges	$11,005	$10,405	$10,714	$10,408	$10,757
Net investment income (1)	7,735	8,640	8,588	8,277	8,797
Other income	4,182	4,083	4,252	4,548	4,761
Total adjusted operating revenues	22,922	23,128	23,554	23,233	24,315

Adjusted operating benefits and expenses:
Interest sensitive product benefits	8,944	10,365	8,858	7,642	12,315
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	631	704	746	720	685
Amortization of deferred acquisition costs	5,629	(967)	905	1,854	9
Other underwriting expenses	1,369	1,153	1,413	1,244	1,231
Total underwriting, acquisition and insurance expenses	7,629	890	3,064	3,818	1,925
Interest expense	1,213	1,212	1,212	1,213	1,213
Other expenses (1)	6,314	6,250	6,635	5,764	6,597
Total adjusted operating benefits and expenses	24,100	18,717	19,769	18,437	22,050
	(1,178)	4,411	3,785	4,796	2,265
Net (income) loss attributable to noncontrolling interest	(45)	(1)	41	(47)	(92)
Equity income (loss), before tax	270	(91)	769	190	283
Pre-tax adjusted operating income (loss)	$(953)	$4,319	$4,595	$4,939	$2,456

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$688,057	$687,836	$654,750	$686,296	$702,734
Deferred acquisition costs	62,778	63,593	62,499	60,346	60,245
Separate account assets	561,281	614,121	625,177	612,338	645,881

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$372,056	$370,668	$370,238	$372,492	$369,454
Other insurance reserves	86,324	87,644	85,842	81,706	86,094
Separate account liabilities	561,281	614,121	625,177	612,338	645,881
Allocated equity, excluding AOCI	370,684	352,616	369,536	378,198	394,408

Rollforward of separate account balances:
Beginning separate account balance	$651,797	$561,281	$614,121	$625,177	$612,338
Net premiums and transfers	3,518	5,277	5,115	1,208	3,502
Net investment income (loss)	(77,872)	63,914	22,611	1,721	44,460
Charges, benefits and surrenders	(16,162)	(16,351)	(16,670)	(15,768)	(14,419)
Ending separate account balance	$561,281	$614,121	$625,177	$612,338	$645,881

Other data:
Number of direct contracts - variable annuity	9,217	9,071	8,938	8,810	8,676
Number of direct policies - variable universal life	35,160	34,675	34,236	33,787	33,383
Direct face amounts - variable universal life	$4,321,462	$4,267,891	$4,217,491	$4,158,021	$4,117,248

(1)
During the fourth quarter of 2018 we offered a voluntary early retirement program resulting in a decrease in net investment income from increased investment expenses ($0.1 million) and an increase in other expenses ($1.0 million).

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment

	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019
		(Dollars in thousands)
Annuity
Balance - beginning of period	$92,442	$93,819	$94,164	$93,898	$88,266
Capitalization:
Commissions	2,994	2,872	2,319	2,291	2,729
Expenses	433	263	306	302	247
Total capitalization	3,427	3,135	2,625	2,593	2,976
Amortization - adjusted operating basis, before impact of unlocking	(2,857)	(2,723)	(2,974)	(3,471)	(2,844)
Amortization - unlocking, adjusted operating basis	—	—	—	(4,863)	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	807	(67)	83	109	(103)
Balance - end of period	$93,819	$94,164	$93,898	$88,266	$88,295

Life Insurance
Balance - beginning of period	$298,368	$308,937	$312,664	$316,309	$323,609
Capitalization:
Commissions	9,724	6,141	5,451	4,243	8,160
Expenses	3,230	2,349	2,709	2,367	2,494
Deferral of sales inducements	1,746	384	263	111	1,517
Total capitalization	14,700	8,874	8,423	6,721	12,171
Amortization - adjusted operating basis, before impact of unlocking	(4,360)	(4,917)	(4,519)	(3,206)	(4,226)
Amortization - unlocking, adjusted operating basis	—	—	—	3,842	10,000
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	229	(230)	(259)	(57)	(411)
Balance - end of period	$308,937	$312,664	$316,309	$323,609	$341,143

Corporate and Other
Balance - beginning of period	$68,101	$62,778	$63,593	$62,499	$60,346
Capitalization:
Commissions	114	113	105	77	39
Deferral of sales inducements	15	1	—	2	25
Total capitalization	129	114	105	79	64
Amortization - adjusted operating basis, before impact of unlocking	(5,687)	966	(913)	(1,771)	(9)
Amortization - unlocking, adjusted operating basis	—	—	—	(109)	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	235	(265)	(286)	(352)	(156)
Balance - end of period	$62,778	$63,593	$62,499	$60,346	$60,245

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment (Continued)

	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019
		(Dollars in thousands)
Total
Balance - beginning of period	$458,911	$465,534	$470,421	$472,706	$472,221
Capitalization:
Commissions	12,832	9,126	7,875	6,611	10,928
Expenses	3,663	2,612	3,015	2,669	2,741
Deferral of sales inducements	1,761	385	263	113	1,542
Total capitalization	18,256	12,123	11,153	9,393	15,211
Amortization - adjusted operating basis, before impact of unlocking	(12,904)	(6,674)	(8,406)	(8,448)	(7,079)
Amortization - unlocking, adjusted operating basis	—	—	—	(1,130)	10,000
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	1,271	(562)	(462)	(300)	(670)
Balance - end of period	465,534	470,421	472,706	472,221	489,683
Impact of unrealized gains in AOCI	(46,732)	(96,710)	(158,405)	(219,109)	(200,227)
Deferred acquisition costs	$418,802	$373,711	$314,301	$253,112	$289,456

FBL Financial Group, Inc.
Impact of Unlocking on Pre-tax Adjusted Operating Income

	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019
		(Dollars in thousands)
Annuity Segment
Amortization of deferred sales inducements reported in interest sensitive product benefits	$—	$—	$—	$(195)	$—
Amortization of deferred acquisition costs	—	—	—	(4,668)	—
Decrease to pre-tax adjusted operating income	$—	$—	$—	$(4,863)	$—

Life Segment
Amortization of unearned revenue reserve reported in interest sensitive product charges and other income	$—	$—	$—	$(386)	$—
Amortization of deferred sales inducements reported in interest sensitive product benefits	—	—	—	45	—
Amortization of deferred sales inducements reported in traditional life insurance benefits	—	—	—	69	183
Amortization of deferred acquisition costs	—	—	—	3,728	9,817
Changes in reserves reported in interest sensitive product benefits	—	—	—	(1,062)	—
Increase to pre-tax adjusted operating income	$—	$—	$—	$2,394	$10,000

Corporate and Other Segment
Amortization of unearned revenue reserve reported in interest sensitive product charges	$—	$—	$—	$(94)	$—
Amortization of deferred sales inducements reported in interest sensitive product benefits	—	—	—	26	—
Amortization of deferred acquisition costs	—	—	—	(135)	—
Changes in reserves reported in interest sensitive product benefits	—	—	—	2	—
Decrease to pre-tax adjusted operating income	$—	$—	$—	$(201)	$—

Total impact of unlocking on pre-tax adjusted operating income	$—	$—	$—	$(2,670)	$10,000

FBL Financial Group, Inc.
Collected Premiums (1)

	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019
		(Dollars in thousands)
Annuity
Individual:
Fixed rate:
First year	$21,256	$22,785	$14,308	$13,313	$10,489
Renewal	14,361	16,631	16,017	11,644	13,428
Total fixed rate	35,617	39,416	30,325	24,957	23,917
Index annuity	33,337	28,301	28,417	30,293	41,177
Total individual	68,954	67,717	58,742	55,250	65,094
Group	1,503	1,789	910	826	1,643
Total Annuity	70,457	69,506	59,652	56,076	66,737

Life Insurance
Direct:
Universal life:
First year	6,625	5,786	7,967	6,571	7,129
Renewal	20,764	23,051	22,332	21,214	22,173
Total universal life	27,389	28,837	30,299	27,785	29,302
Whole life:
First year	2,658	2,622	2,659	1,834	2,335
Renewal	23,761	23,725	23,684	22,016	23,273
Total whole life	26,419	26,347	26,343	23,850	25,608
Term life and other:
First year	2,861	2,636	2,898	2,656	2,811
Renewal	26,656	27,430	27,382	26,798	27,382
Total term life and other	29,517	30,066	30,280	29,454	30,193
Total direct life insurance	83,325	85,250	86,922	81,089	85,103
Reinsurance	(7,126)	(7,249)	(7,524)	(6,046)	(6,818)
Total Life Insurance	76,199	78,001	79,398	75,043	78,285

Corporate and Other
Variable, net of reinsurance	10,447	13,167	13,065	10,982	10,824
Accident and health, net of reinsurance	271	75	45	41	179
Total Corporate and Other	10,718	13,242	13,110	11,023	11,003

Total collected premiums	$157,374	$160,749	$152,160	$142,142	$156,025

(1)	Collected premiums is a measure of sales production not recognized under GAAP.

FBL Financial Group, Inc.
Other Information

	December 31,	March 31,	June 30,	September 30,	December 31,
	2018	2019	2019	2019	2019
		(Dollars in thousands, except per share data)

Capitalization:
Short-term debt	$—	$4,000	$—	$16,000	$—
Trust preferred securities, due 2047	97,000	97,000	97,000	97,000	97,000
Total debt	97,000	101,000	97,000	113,000	97,000

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCI	1,089,821	1,071,234	1,091,669	1,105,035	1,127,993
Total capitalization, excluding AOCI	1,189,821	1,175,234	1,191,669	1,221,035	1,227,993

Accumulated other comprehensive income	91,318	189,166	302,793	406,175	354,764
Total capitalization, including AOCI	$1,281,139	$1,364,400	$1,494,462	$1,627,210	$1,582,757

Common shares outstanding	24,718,815	24,652,340	24,659,885	24,662,308	24,664,215

Book Value per Share:
Excluding AOCI	$44.09	$43.45	$44.27	$44.81	$45.73
Including AOCI	47.78	51.13	56.55	61.28	60.12

Debt-to-Capital Ratio:
Excluding AOCI	8.2%	8.6%	8.1%	9.3%	7.9%
Including AOCI	7.6	7.4	6.5	6.9	6.1

Debt-to-Capital Ratio with 50% Credit for Trust Preferred Securities:
Excluding AOCI	4.1%	4.5%	4.1%	5.3%	3.9%
Including AOCI	3.8	3.8	3.2	4.0	3.1

Class A Common Ownership:
Iowa Farm Bureau Federation	59.7%	59.9%	59.9%	59.9%	59.9%
Public	40.3	40.1	40.1	40.1	40.1
	100.0%	100.0%	100.0%	100.0%	100.0%

FBL Financial Group, Inc.
Other Information (Continued)

	December 31,	March 31,	June 30,	September 30,	December 31,
	2018	2019	2019	2019	2019

Investment by Type:
Fixed maturity securities	57.5%	57.9%	58.2%	58.2%	57.9%
Residential mortgage-backed	7.2	7.2	7.1	7.4	7.4
Commercial mortgage-backed	10.4	10.6	11.3	11.6	11.5
Other asset-backed	8.4	8.1	7.8	7.6	7.9
Mortgage loans	12.4	11.9	11.5	11.1	11.2
Equity securities	1.1	1.3	1.2	1.1	1.1
Other	3.0	3.0	2.9	3.0	3.0

Quality of Fixed Maturity Securities:
AAA, AA, A	68.3%	68.3%	68.0%	68.3%	68.2%
BBB	29.3	29.0	29.7	29.5	29.5
BB	1.5	1.7	1.6	1.5	1.6
<BB	0.9	1.0	0.7	0.7	0.7

Agent Strength Totals:
Full time agents and agency managers:
8-state Farm Bureau Property & Casualty channel	1,190	1,180	1,185	1,200	1,197
6 life partner states and Colorado	649	650	649	655	661
	1,839	1,830	1,834	1,855	1,858

FBL Financial Group, Inc.
Income Taxes
(Dollars in thousands)

	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019

Income tax benefit (expense)	$2,812	$(6,276)	$(5,511)	$(1,642)	$(6,500)
Tax on equity income	(265)	(59)	(373)	(212)	(275)
Net income adjustments:
Income tax offset on net income adjustments	(3,299)	2,164	150	(23)	(27)
Income taxes on adjusted operating income	$(752)	$(4,171)	$(5,734)	$(1,877)	$(6,802)

Income taxes on adjusted operating income before benefits of LIHTC investments	$(1,841)	$(5,076)	$(6,633)	$(2,727)	$(7,653)
Amounts related to LIHTC investments	1,089	905	899	850	851
Income taxes on adjusted operating income	$(752)	$(4,171)	$(5,734)	$(1,877)	$(6,802)